Exhibit 32.1

Written Statement of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350

Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Executive Officer of LM Funding America, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2017 as filed with the Securities and Exchange Commission on May 15, 2017 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce Rodgers
Bruce Rodgers
CEO and Chief Executive Officer
(Principal Executive Officer) May 15, 2017

A signed original of this document has been provided to LM Funding America, Inc. and will be retained by LM Funding America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Written Statement of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350

Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Executive Officer of LM Funding America, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2017 as filed with the Securities and Exchange Commission on May 15, 2017 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steve Weclew
Steve Weclew
Chief Financial Officer
(Principal Financial and Accounting Officer) May 15, 2017

A signed original of this document has been provided to LM Funding America, Inc. and will be retained by LM Funding America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.